UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported) January 19, 2005
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                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

            000-32615                                 04-3578653
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        (Commission File Number)           (IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 8.01 Other Events

      On January 19, 2005, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, received an approval notice from the American Stock Exchange (the "AMEX") regarding FSP Corp.'s application to list its common stock on the AMEX. The approval is contingent upon FSP Corp. being in compliance with all applicable AMEX listing standards on the day FSP Corp.'s common stock begins trading on the AMEX and may be rescinded if FSP Corp. is not in compliance with such standards.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January  20, 2005           REGISTRANT

                                  FRANKLIN STREET PROPERTIES CORP.


                                  By: /s/ George J. Carter
                                      ------------------------------------------
                                          George J. Carter
                                          President and Chief Executive Officer


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